SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):           25-Mar-03

ASSET BACKED FUNDING CORPORATION

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF February 1 , 2003, PROVIDING FOR THE ISSUANCE OF
C-BASS MORTGAGE LOAN ASSET-BACKED
CERTIFICATES SERIES 2003-CB1

C-Bass Mortgage Loan Asset-Backed Certificates Series 2003-CB1
(Exact name of registrant as specified in its charter)

Deleware             333-83816-08             13-3439681
(State or Other      (Commission              (I.R.S. Employer
Jurisdiction of      File Number)             Identification
Incorporation)                                Number)

388 Greenwich
New York, NY                      10013
(Address of Principal             (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: 704-386-2400

Item 5.  Other Events

On          25-Mar-03a scheduled distribution was made from the
        trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
            25-Mar-03The Monthly Report is filed pursuant to and
        in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A.      Monthly Report Information:
        See Exhibit No.1

B.      Have any deficiencies occurred?   NO.
                     Date:
                     Amount:

C.      Item 1: Legal Proceedings:            NONE

D.      Item 2: Changes in Securities:        NONE

E.      Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

        Exhibit No.

1. Monthly Distribution Report dated             25-Mar-03

C-BASS MORTGAGE LOAN
ASSET BACKED CERTIFICATES
SERIES 2003-CB1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                     3/25/03



 Class      Cusip         Beg         Prin
AV-1      79549ARV3    65665000.00   549008.82
AV-2      79549ARW1    20193000.00   515362.57
AF        79549ARU5   144953000.00  4803483.52
M-1       79549ARX9    15894000.00        0.00
M-2       79549ARY7    14512000.00        0.00
B-1       79549ARZ4     8016000.00        0.00
B-2       79549ASA8     2073000.00        0.00
N*           NA         5114440.26  1443257.91
X         7966459y7  N/A                  0.00
Total                 276420440.26  7311112.82

             Int        Losses        End
AV-1         82874.70    0.00      65115991.18
AV-2         27526.99    0.00      19677637.43
AF          416739.88    0.00     140149516.48
M-1          26258.21    0.00      15894000.00
M-2          33931.88    0.00      14512000.00
B-1          28005.90    0.00       8016000.00
B-2           6493.96    0.00       2073000.00
N*           42292.80     N/A       3671182.35
X                0.00     N/A     N/A
Total       664124.32    0.00     265438145.09
* Notional
              AMOUNTS PER $1,000 UNIT

 Class      Prin          Int        Total
AV-1       8.36075261 1.26208330   9.62283591
AV-2      25.52184272 1.36319467  26.88503739
AF        33.13821390 2.87500003  36.01321394
M-1        0.00000000 1.65208318   1.65208318
M-2        0.00000000 2.33819460   2.33819460
B-1        0.00000000 3.49375000   3.49375000
B-2        0.00000000 3.13263869   3.13263869
N        282.19274079 8.26929201  290.46203281
X          0.00000000 0.00000000   0.00000000

        Int. Carryover  Remaining
 Class    Shortfall   Int. Carryover
AV-1        0.00         0.00
AV-2        0.00         0.00
AF          0.00         0.00
M-1         0.00         0.00
M-2         0.00         0.00
B-1         0.00         0.00
B-2         0.00         0.00
N           0.00         0.00
X           0.00         0.00

 Class       End        Losses        Rate
AV-1     991.63924739   0.00000000    1.74750%
AV-2     974.47815728   0.00000000    1.88750%
AF       966.86178610   0.00000000    3.45000%
M-1     1000.00000000   0.00000000    2.28750%
M-2     1000.00000000   0.00000000    3.23750%
B-1     1000.00000000   0.00000000    4.83750%
B-2     1000.00000000   0.00000000    4.33750%
N        717.80725921   0.00000000   10.00000%
X          0.00000000   0.00000000NA

Distribution Date:       25-Mar-03

        Distribution Statement
        Pooling and Servicing Agreement Dated February 1, 2003

i)   Distributions to the Holders      See Page 1

ii)  Class X Distribution Amount    See Page 1

iii)  O/C Amount (before distributions)                    5114440.26
      O/C Release Amount                                         0.00
      O/C Deficiency (after distributions)                       0.00
      O/C Target Amount                                    5113778.14
      O/C Amount (after distributions)                     5114440.26

    Amount of Excess Interest                              1457161.07
    Amount of Excess Cashflow                              1457161.07


iv) Servicing Fees      Group I    Group II-A  Group II-B    Total
Servicing Fees            32767.40    72483.53    10073.69  115324.62
Acc & Unpaid Spec Serv        0.00        0.00        0.00       0.00
Special Servicing Fee         0.00        0.00        0.00       0.00


v) Advances                                    126471.10

vi) End Bal            78092755    168792630    23667201   270552585

vii)    Loan Count             655        2868          88       3611
Wt'd avg Rem Term              344         226         353        271
Wt'd avg Mortg Rt         8.85151%    9.99730%    8.33757%   9.52139%

viii)  Delinquency And Foreclosure Information:

Group I              All Categories            Bankruptcy
                        Number      Balance      Number     Balance
Current                   639      76421418.95     0             0.00
30                        14        1427933.89     1        116874.83
60                         2         243401.75     0             0.00
90+                        0              0.00     0             0.00


                      Foreclosure
                        Number      Balance
Current                    0              0.00
30                         0              0.00
60                         0              0.00
90+                        0              0.00


Group II-A             All Categories            Bankruptcy
                        Number      Balance      Number     Balance
Current                  2709     158623010.25     0             0.00
30                        126       8299303.13     7        341416.60
60                        33        1870316.27     4        159242.91
90+                        0              0.00     0             0.00


                                            Foreclosure
                        Number      Balance
Current                    0              0.00
30                         0              0.00
60                         0              0.00
90+                        0              0.00


Group II-B             All Categories            Bankruptcy
                        Number      Balance      Number     Balance
Current      85        23458424        0           0           0
30            2         151864         0           0           0
60            1          56913         0           0           0
90+           0            0           0           0           0

                                            Foreclosure
                        Number      Balance
Current                    0           0
30                         0           0
60                         0           0
90+                        0           0

ix)     Loans that became REO properties                   see pg. 4
x)      Total Book Value of REO Properties:                see pg. 4

                          Group I   Group II-A  Group II-B     Total
xi)     Prepayments      493876.30  4591452.15   498925.50 5584253.95

xii) Current Period Prepayment Penalties                     28389.64
Aggregate Prepayment Penalties                               28389.64
Prepayment Penalties allocable to Classes N                  28389.64
Prepayment Penalties allocable to Classes X                         0

xiii)                     Group I   Group II-A  Group II-B     Total
Agg Real Losses               0.00        0.00        0.00       0.00
Cum Real Losses               0.00        0.00        0.00       0.00

xiv)    Realized Loss Allocations         See Page 1
xv)     Accrued Certificate Interest      See Page 1

xvi)    Prep Int Shortfall not covered by servicer
                                 0           0           0          0

xvii)   Trustee Fees        753.65    1,663.63      231.75   2,649.03

xviii)
        LIBOR Carryover Amounts
        Curr Distrib Amts. Remain               RAI S/F
AV-1          0            0                       0
AV-2          0            0                       0
AF-1          0            0                       0
M-1           0            0                       0
M-2           0            0                       0
B-1           0            0                       0
B-2           0            0                       0
N             0            0                     327.54
X             0            0                       0

xix)    O/C Deficiency (after distrib.)			          0.00

xx)     Has Trigger Event has occurred?                   NO
        Cummulative Realized Losses Percentage                  0.00

xxi)

Available Funds         Group I    Group II-A  Group II-B    Total

Sched Int Net of Serv    547369.13  1376302.59   158297.44 2081969.16
Sched Principal           52005.98   458022.98    16263.42  526292.38
Unsched Prin             497002.84  4345460.54   499099.15 5341562.53
Available Funds         1096377.95  6179786.11   673660.01 7949824.07

xxii)   Class Interest Rate         See Page 1

xxiii)  Liquidation Report
           Unpaid
Loan Num  Prin. Bal   Sched Prin  Liq. Proceed    Loss
  0.00      0.00         0.00         0.00        0.00
            0.00         0.00         0.00        0.00

xxiv)   Mortgage Loans Purchased by Servicer                     0.00

xxv)    Mortgage Loans Re-Purchased by Servicer                  0.00

xxvi)   REO Report
           Unpaid
Loan Num  Prin. Bal   Sched. Bal   Book Val.
  0.00      0.00         0.00         0.00
  0.00      0.00         0.00         0.00


        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

C-Bass Mortgage Loan Asset-Backed Certificates,
Series 2003-CB1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA